Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2024
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2024
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 16, 2024. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2024	2024	2023	2023	2023	2024	2023
Interest Income
Loans	$4,842	$4,819	$4,875	$4,643	$4,523	$9,661	$8,781
Investment securities	1,001	883	885	892	883	1,884	1,768
Other	725	798	742	668	538	1,523	1,054
Total interest income	6,568	6,500	6,502	6,203	5,944	13,068	11,603
Interest Expense
Deposits	2,084	2,077	1,995	1,792	1,531	4,161	2,822
Borrowed funds	1,182	1,159	1,104	993	903	2,341	1,686
Total interest expense	3,266	3,236	3,099	2,785	2,434	6,502	4,508
Net interest income	3,302	3,264	3,403	3,418	3,510	6,566	7,095
Noninterest Income
Asset management and brokerage	364	364	360	348	348	728	704
Capital markets and advisory	272	259	309	168	213	531	475
Card and cash management	706	671	688	689	697	1,377	1,356
Lending and deposit services	304	305	314	315	298	609	604
Residential and commercial mortgage	131	147	149	201	98	278	275
Other income
Gain on Visa shares exchange program	754					754
Securities gains (losses)	(499)				(2)	(499)	(2)
Other (a)	77	135	138	94	131	212	389
Total other income	332	135	138	94	129	467	387
Total noninterest income	2,109	1,881	1,958	1,815	1,783	3,990	3,801
Total revenue	5,411	5,145	5,361	5,233	5,293	10,556	10,896
Provision For Credit Losses	235	155	232	129	146	390	381
Noninterest Expense
Personnel	1,782	1,794	1,983	1,773	1,846	3,576	3,672
Occupancy	236	244	243	244	244	480	495
Equipment	356	341	365	347	349	697	699
Marketing	93	64	74	93	109	157	183
Other	890	891	1,409	788	824	1,781	1,644
Total noninterest expense	3,357	3,334	4,074	3,245	3,372	6,691	6,693
Income before income taxes and noncontrolling interests	1,819	1,656	1,055	1,859	1,775	3,475	3,822
Income taxes	342	312	172	289	275	654	628
Net income	1,477	1,344	883	1,570	1,500	2,821	3,194
Less: Net income attributable to noncontrolling interests	18	14	19	16	17	32	34
Preferred stock dividends (b)	95	81	118	104	127	176	195
Preferred stock discount accretion and redemptions	2	2	2	2	2	4	4
Net income attributable to common shareholders	$1,362	$1,247	$744	$1,448	$1,354	$2,609	$2,961
Earnings Per Common Share
Basic	$3.39	$3.10	$1.85	$3.60	$3.36	$6.49	$7.35
Diluted	$3.39	$3.10	$1.85	$3.60	$3.36	$6.48	$7.34
Average Common Shares Outstanding
Basic	400	400	400	400	401	400	401
Diluted	400	400	401	400	401	400	401
Efficiency	62%	65%	76%	62%	64%	63%	61%
Noninterest income to total revenue	39%	37%	37%	35%	34%	38%	35%
Effective tax rate (c)	18.8%	18.8%	16.3%	15.5%	15.5%	18.8%	16.4%
(a)Includes Visa Class B derivative fair value adjustments of $(116) million, $(7) million, $(100) million, $(51) million and $(83) million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively, and $(123) million and $(127) million for the six months ended June 30, 2024 and June 30, 2023, respectively. These adjustments are primarily related to the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2024	2024	2023	2023	2023
Assets
Cash and due from banks	$6,242	$5,933	$6,921	$5,300	$6,191
Interest-earning deposits with banks (a)	33,039	53,612	43,804	41,484	38,259
Loans held for sale (b)	988	743	734	923	835
Investment securities – available for sale	51,188	42,280	41,785	40,590	41,787
Investment securities – held to maturity	87,457	88,180	90,784	91,797	93,874
Loans (b)	321,429	319,781	321,508	318,416	321,761
Allowance for loan and lease losses	(4,636)	(4,693)	(4,791)	(4,767)	(4,737)
Net loans	316,793	315,088	316,717	313,649	317,024
Equity investments	9,037	8,280	8,314	8,046	8,015
Mortgage servicing rights	3,739	3,762	3,686	4,006	3,455
Goodwill	10,932	10,932	10,932	10,987	10,987
Other (b)	37,104	37,352	37,903	40,552	37,780
Total assets	$556,519	$566,162	$561,580	$557,334	$558,207
Liabilities
Deposits
Noninterest-bearing	$94,542	$98,061	$101,285	$105,672	$110,527
Interest-bearing	321,849	327,563	320,133	317,937	316,962
Total deposits	416,391	425,624	421,418	423,609	427,489
Borrowed funds
Federal Home Loan Bank borrowings	35,000	37,000	38,000	36,000	34,000
Senior debt	29,601	27,907	26,836	22,407	22,005
Subordinated debt	4,078	4,827	4,875	4,728	5,548
Other (b)	2,712	2,973	3,026	3,032	3,831
Total borrowed funds	71,391	72,707	72,737	66,167	65,384
Allowance for unfunded lending related commitments	717	672	663	640	663
Accrued expenses and other liabilities (b)	15,339	15,785	15,621	17,437	15,325
Total liabilities	503,838	514,788	510,439	507,853	508,861
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,225,979, 543,116,260, 543,116,271, 543,012,047 and 543,012,047 shares	2,716	2,716	2,716	2,715	2,715
Capital surplus	19,098	19,032	19,020	19,971	19,934
Retained earnings	57,652	56,913	56,290	56,170	55,346
Accumulated other comprehensive income (loss)	(7,446)	(8,042)	(7,712)	(10,261)	(9,525)
Common stock held in treasury at cost: 145,667,981, 145,068,954, 145,087,054, 144,671,252 and 144,763,739 shares	(19,378)	(19,279)	(19,209)	(19,141)	(19,150)
Total shareholders’ equity	52,642	51,340	51,105	49,454	49,320
Noncontrolling interests	39	34	36	27	26
Total equity	52,681	51,374	51,141	49,481	49,346
Total liabilities and equity	$556,519	$566,162	$561,580	$557,334	$558,207
(a)Amounts include balances held with the Federal Reserve Bank of $32.6 billion, $53.2 billion, $43.3 billion, $41.1 billion and $37.8 billion as of June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2024 Form 10-Q included, and our second quarter 2024 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2024	2024	2023	2023	2023	2024	2023
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$30,229	$30,411	$30,980	$31,020	$31,180	$30,320	$31,513
Non-agency	551	578	599	627	663	565	676
Commercial mortgage-backed	2,698	2,622	2,727	2,880	2,948	2,660	3,025
Asset-backed	1,987	1,414	1,080	989	575	1,701	397
U.S. Treasury and government agencies	15,350	8,199	7,788	7,996	8,231	11,775	8,657
Other	2,620	2,776	2,899	2,931	2,997	2,697	3,129
Total securities available for sale	53,435	46,000	46,073	46,443	46,594	49,718	47,397
Securities held to maturity
Residential mortgage-backed	42,234	42,633	43,336	44,112	45,033	42,433	45,323
Commercial mortgage-backed	2,174	2,252	2,318	2,346	2,396	2,213	2,424
Asset-backed	5,035	5,627	6,040	6,463	6,712	5,331	6,868
U.S. Treasury and government agencies	35,467	35,860	36,457	37,043	36,912	35,663	36,831
Other	2,961	3,062	3,164	3,256	3,391	3,012	3,365
Total securities held to maturity	87,871	89,434	91,315	93,220	94,444	88,652	94,811
Total investment securities	141,306	135,434	137,388	139,663	141,038	138,370	142,208
Loans
Commercial and industrial	177,130	177,258	180,566	175,206	180,878	177,194	181,444
Commercial real estate	35,523	35,522	35,617	36,032	35,938	35,523	36,023
Equipment lease financing	6,490	6,468	6,430	6,441	6,364	6,478	6,408
Consumer	53,503	53,933	54,512	54,744	55,070	53,718	55,045
Residential real estate	47,272	47,428	47,444	47,081	46,284	47,350	46,107
Total loans	319,918	320,609	324,569	319,504	324,534	320,263	325,027
Interest-earning deposits with banks (c)	41,113	48,250	42,627	38,352	31,433	44,682	32,736
Other interest-earning assets	9,279	8,002	8,738	8,777	9,215	8,641	9,012
Total interest-earning assets	511,616	512,295	513,322	506,296	506,220	511,956	508,983
Noninterest-earning assets	51,414	50,553	48,997	48,667	49,287	50,983	49,918
Total assets	$563,030	$562,848	$562,319	$554,963	$555,507	$562,939	$558,901
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$67,631	$67,838	$66,393	$64,310	$63,691	$67,735	$64,716
Demand	121,423	122,748	124,124	123,730	124,111	122,085	124,243
Savings	97,232	97,719	98,490	100,643	102,415	97,476	103,406
Time deposits	34,663	32,975	30,357	25,872	22,342	33,819	21,436
Total interest-bearing deposits	320,949	321,280	319,364	314,555	312,559	321,115	313,801
Borrowed funds
Federal Home Loan Bank borrowings	35,962	37,717	37,783	34,109	33,752	36,839	32,909
Senior debt	29,717	28,475	26,634	23,479	20,910	29,096	20,298
Subordinated debt	4,567	5,082	5,091	5,293	5,850	4,824	5,974
Other	7,210	4,316	3,384	4,584	5,180	5,764	5,156
Total borrowed funds	77,456	75,590	72,892	67,465	65,692	76,523	64,337
Total interest-bearing liabilities	398,405	396,870	392,256	382,020	378,251	397,638	378,138
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	96,284	98,875	104,567	107,981	113,178	97,579	117,155
Accrued expenses and other liabilities	17,144	16,404	16,328	15,629	15,063	16,774	15,536
Equity	51,197	50,699	49,168	49,333	49,015	50,948	48,072
Total liabilities and equity	$563,030	$562,848	$562,319	$554,963	$555,507	$562,939	$558,901
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $40.7 billion, $47.8 billion, $42.2 billion, $37.9 billion and $30.6 billion for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 and $44.3 billion and $32.0 billion for the six months ended June 30, 2024 and June 30, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2024	2024	2023	2023	2023	2024	2023
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.98%	2.88%	2.83%	2.73%	2.67%	2.93%	2.67%
Non-agency	10.30%	9.65%	9.15%	10.42%	9.39%	9.96%	8.95%
Commercial mortgage-backed	3.07%	2.99%	3.00%	3.41%	2.84%	3.03%	2.72%
Asset-backed	5.92%	6.02%	6.41%	6.30%	6.56%	5.96%	6.67%
U.S. Treasury and government agencies	4.28%	2.67%	2.22%	2.28%	2.20%	3.72%	2.12%
Other	2.66%	2.63%	2.61%	2.58%	2.55%	2.64%	2.51%
Total securities available for sale	3.53%	3.01%	2.89%	2.87%	2.73%	3.29%	2.69%
Securities held to maturity
Residential mortgage-backed	2.79%	2.77%	2.75%	2.72%	2.72%	2.78%	2.73%
Commercial mortgage-backed	5.38%	5.46%	5.53%	5.55%	5.35%	5.42%	5.15%
Asset-backed	4.65%	4.49%	4.57%	4.36%	4.10%	4.57%	4.03%
U.S. Treasury and government agencies	1.31%	1.31%	1.32%	1.34%	1.34%	1.31%	1.33%
Other	4.69%	4.52%	4.72%	4.57%	4.65%	4.61%	4.63%
Total securities held to maturity	2.43%	2.42%	2.44%	2.42%	2.41%	2.42%	2.41%
Total investment securities	2.84%	2.62%	2.59%	2.57%	2.52%	2.74%	2.50%
Loans
Commercial and industrial	6.22%	6.18%	6.13%	5.86%	5.70%	6.20%	5.52%
Commercial real estate	6.66%	6.67%	6.68%	6.59%	6.37%	6.67%	6.19%
Equipment lease financing	5.37%	5.17%	4.98%	4.72%	4.51%	5.27%	4.40%
Consumer	7.24%	7.16%	7.00%	6.89%	6.57%	7.20%	6.46%
Residential real estate	3.70%	3.65%	3.60%	3.52%	3.41%	3.67%	3.38%
Total loans	6.05%	6.01%	5.94%	5.75%	5.57%	6.03%	5.43%
Interest-earning deposits with banks	5.47%	5.47%	5.53%	5.44%	5.10%	5.47%	4.83%
Other interest-earning assets	6.98%	6.92%	6.96%	6.66%	5.96%	6.95%	5.86%
Total yield on interest-earning assets	5.13%	5.08%	5.03%	4.87%	4.70%	5.11%	4.58%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.39%	3.45%	3.32%	3.10%	2.79%	3.42%	2.59%
Demand	2.25%	2.26%	2.26%	2.15%	1.89%	2.25%	1.74%
Savings	1.85%	1.81%	1.68%	1.49%	1.26%	1.83%	1.14%
Time deposits	4.48%	4.44%	4.11%	3.67%	3.26%	4.46%	3.14%
Total interest-bearing deposits	2.61%	2.60%	2.48%	2.26%	1.96%	2.60%	1.81%
Borrowed funds
Federal Home Loan Bank borrowings	5.66%	5.65%	5.66%	5.55%	5.28%	5.66%	5.04%
Senior debt	6.55%	6.59%	6.25%	6.17%	5.91%	6.57%	5.66%
Subordinated debt	6.65%	6.64%	6.63%	6.52%	6.19%	6.64%	5.94%
Other	5.51%	5.59%	5.55%	4.49%	3.79%	5.54%	3.74%
Total borrowed funds	6.04%	6.07%	5.94%	5.77%	5.44%	6.06%	5.22%
Total rate on interest-bearing liabilities	3.26%	3.24%	3.10%	2.86%	2.56%	3.25%	2.38%
Interest rate spread	1.87%	1.84%	1.93%	2.01%	2.14%	1.86%	2.20%
Benefit from use of noninterest-bearing sources (b)	0.73%	0.73%	0.73%	0.70%	0.65%	0.72%	0.61%
Net interest margin	2.60%	2.57%	2.66%	2.71%	2.79%	2.58%	2.81%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 were $34 million, $34 million, $36 million, $36 million and $37 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2024 and June 30, 2023 were $68 million and $75 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2024	2024	2023	2023	2023
Commercial
Commercial and industrial
Retail/wholesale trade	$30,128	$28,923	$28,198	$28,284	$28,751
Manufacturing	29,544	29,402	28,989	29,163	30,586
Financial services	27,986	27,640	28,422	22,770	21,823
Service providers	21,948	21,413	21,354	21,680	22,277
Real estate related (a)	15,198	15,583	16,235	16,182	17,200
Technology, media & telecommunications	9,621	10,158	10,249	10,989	11,158
Health care	9,527	10,193	9,808	10,092	10,186
Transportation and warehousing	8,036	7,523	7,733	7,891	8,048
Other industries	26,801	25,957	26,592	27,112	27,600
Total commercial and industrial	178,789	176,792	177,580	174,163	177,629
Commercial real estate	35,498	35,591	35,436	35,776	35,928
Equipment lease financing	6,555	6,462	6,542	6,493	6,400
Total commercial	220,842	218,845	219,558	216,432	219,957
Consumer
Residential real estate	47,183	47,386	47,544	47,359	46,834
Home equity	25,917	25,896	26,150	26,159	26,200
Automobile	14,820	14,788	14,860	14,940	15,065
Credit card	6,849	6,887	7,180	7,060	7,092
Education	1,732	1,859	1,945	2,020	2,058
Other consumer	4,086	4,120	4,271	4,446	4,555
Total consumer	100,587	100,936	101,950	101,984	101,804
Total loans	$321,429	$319,781	$321,508	$318,416	$321,761
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2024	2024	2023	2023	2023	2024	2023
Allowance for loan and lease losses
Beginning balance	$4,693	$4,791	$4,767	$4,737	$4,741	$4,791	$4,741
Adoption of ASU 2022-02 (a)							(35)
Beginning balance, adjusted	4,693	4,791	4,767	4,737	4,741	4,791	4,706
Gross charge-offs:
Commercial and industrial	(77)	(84)	(52)	(43)	(45)	(161)	(149)
Commercial real estate	(113)	(56)	(56)	(25)	(87)	(169)	(99)
Equipment lease financing	(8)	(8)	(7)	(4)	(3)	(16)	(7)
Residential real estate	(1)	(1)	(2)	(1)	(2)	(2)	(5)
Home equity	(9)	(10)	(6)	(4)	(5)	(19)	(11)
Automobile	(32)	(32)	(30)	(30)	(28)	(64)	(61)
Credit card	(90)	(92)	(87)	(78)	(80)	(182)	(154)
Education	(5)	(4)	(4)	(4)	(5)	(9)	(9)
Other consumer	(40)	(43)	(40)	(44)	(38)	(83)	(80)
Total gross charge-offs	(375)	(330)	(284)	(233)	(293)	(705)	(575)
Recoveries:
Commercial and industrial	39	19	24	45	33	58	53
Commercial real estate	7	2	2	2		9	2
Equipment lease financing	6	2	1	2	3	8	6
Residential real estate	3	3	3	3	4	6	7
Home equity	12	9	10	12	13	21	24
Automobile	24	25	23	26	27	49	51
Credit card	12	15	11	10	11	27	22
Education	1	2	2	1	2	3	4
Other consumer	9	10	8	11	6	19	17
Total recoveries	113	87	84	112	99	200	186
Net (charge-offs) / recoveries:
Commercial and industrial	(38)	(65)	(28)	2	(12)	(103)	(96)
Commercial real estate	(106)	(54)	(54)	(23)	(87)	(160)	(97)
Equipment lease financing	(2)	(6)	(6)	(2)		(8)	(1)
Residential real estate	2	2	1	2	2	4	2
Home equity	3	(1)	4	8	8	2	13
Automobile	(8)	(7)	(7)	(4)	(1)	(15)	(10)
Credit card	(78)	(77)	(76)	(68)	(69)	(155)	(132)
Education	(4)	(2)	(2)	(3)	(3)	(6)	(5)
Other consumer	(31)	(33)	(32)	(33)	(32)	(64)	(63)
Total net (charge-offs)	(262)	(243)	(200)	(121)	(194)	(505)	(389)
Provision for credit losses (b)	204	147	221	153	189	351	418
Other	1	(2)	3	(2)	1	(1)	2
Ending balance	$4,636	$4,693	$4,791	$4,767	$4,737	$4,636	$4,737
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(146)	$(125)	$(88)	$(23)	$(99)	$(271)	$(194)
Consumer net charge-offs	(116)	(118)	(112)	(98)	(95)	(234)	(195)
Total net charge-offs	$(262)	$(243)	$(200)	$(121)	$(194)	$(505)	$(389)
Net charge-offs to average loans (annualized)	0.33%	0.30%	0.24%	0.15%	0.24%	0.32%	0.24%
Commercial	0.27%	0.23%	0.16%	0.04%	0.18%	0.25%	0.17%
Consumer	0.46%	0.47%	0.44%	0.38%	0.38%	0.47%	0.39%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Refer to our 2023 Form 10-K for additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2024	2024	2023	2023	2023	2024	2023
Provision for credit losses
Loans and leases	$204	$147	$221	$153	$189	$351	$418
Unfunded lending related commitments	45	9	23	(23)	(9)	54	(31)
Investment securities	(11)	1	(7)	(10)		(10)	(1)
Other financial assets	(3)	(2)	(5)	9	(34)	(5)	(5)
Total provision for credit losses	$235	$155	$232	$129	$146	$390	$381

Table 8: Allowance for Credit Losses by Loan Class (a)

	June 30, 2024			March 31, 2024			June 30, 2023
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,728	$178,789	0.97%	$1,673	$176,792	0.95%	$1,836	$177,629	1.03%
Commercial real estate	1,441	35,498	4.06%	1,468	35,591	4.12%	1,206	35,928	3.36%
Equipment lease financing	74	6,555	1.13%	76	6,462	1.18%	100	6,400	1.56%
Total commercial	3,243	220,842	1.47%	3,217	218,845	1.47%	3,142	219,957	1.43%
Consumer
Residential real estate	48	47,183	0.10%	39	47,386	0.08%	72	46,834	0.15%
Home equity	260	25,917	1.00%	272	25,896	1.05%	294	26,200	1.12%
Automobile	163	14,820	1.10%	173	14,788	1.17%	188	15,065	1.25%
Credit card	698	6,849	10.19%	749	6,887	10.88%	765	7,092	10.79%
Education	52	1,732	3.00%	56	1,859	3.01%	61	2,058	2.96%
Other consumer	172	4,086	4.21%	187	4,120	4.54%	215	4,555	4.72%
Total consumer	1,393	100,587	1.38%	1,476	100,936	1.46%	1,595	101,804	1.57%
Total	4,636	$321,429	1.44%	4,693	$319,781	1.47%	4,737	$321,761	1.47%
Allowance for unfunded lending related commitments	717			672			663
Allowance for credit losses	$5,353			$5,365			$5,400

Supplemental Information
Allowance for credit losses to total loans			1.67%			1.68%			1.68%
Commercial			1.73%			1.71%			1.68%
Consumer			1.52%			1.60%			1.67%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $112 million, $117 million and $171 million at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2024	2024	2023	2023	2023
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$152	$158	$157	$162	$114
Technology, media & telecommunications	108	177	156	51	55
Manufacturing	79	60	32	34	50
Retail/wholesale trade	70	30	30	41	41
Real estate related (a)	47	23	30	31	42
Transportation and warehousing	41	40	35	44	33
Health care	37	40	36	37	60
Other industries	168	50	83	58	75
Total commercial and industrial	702	578	559	458	470
Commercial real estate	928	923	735	723	350
Equipment lease financing	16	13	13	30	7
Total commercial	1,646	1,514	1,307	1,211	827
Consumer (b)
Residential real estate	275	284	294	330	429
Home equity	468	464	458	446	506
Automobile	93	97	104	114	133
Credit card	13	13	10	11	10
Other consumer	8	8	7	11	8
Total consumer	857	866	873	912	1,086
Total nonperforming loans (c)	2,503	2,380	2,180	2,123	1,913
OREO and foreclosed assets	34	35	36	35	36
Total nonperforming assets	$2,537	$2,415	$2,216	$2,158	$1,949
Nonperforming loans to total loans	0.78%	0.74%	0.68%	0.67%	0.59%
Nonperforming assets to total loans, OREO and foreclosed assets	0.79%	0.76%	0.69%	0.68%	0.61%
Nonperforming assets to total assets	0.46%	0.43%	0.39%	0.39%	0.35%
Allowance for loan and lease losses to nonperforming loans	185%	197%	220%	225%	248%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2024	2024	2023	2023	2023
Beginning balance	$2,415	$2,216	$2,158	$1,949	$2,048
New nonperforming assets	571	616	496	641	410
Charge-offs and valuation adjustments	(178)	(133)	(104)	(91)	(135)
Principal activity, including paydowns and payoffs	(201)	(188)	(250)	(112)	(297)
Asset sales and transfers to loans held for sale	(16)	(16)	(6)	(7)	(12)
Returned to performing status (a)	(54)	(80)	(78)	(222)	(65)
Ending balance	$2,537	$2,415	$2,216	$2,158	$1,949
(a)Amounts for the three months ended September 30, 2023 included updates to our return to accrual guidelines to bring consistency across consumer loan classes as to how and when loans become eligible to return to performing status.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a) (b)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2024	2024	2023	2023	2023
Commercial
Commercial and industrial	$95	$125	$104	$84	$64
Commercial real estate	8	2	7	2	10
Equipment lease financing	19	22	41	25	14
Total commercial	122	149	152	111	88
Consumer
Residential real estate
Non government insured	201	179	201	179	151
Government insured	77	78	81	78	77
Home equity	64	64	63	59	56
Automobile	92	81	91	83	84
Credit card	50	49	54	50	49
Education
Non government insured	5	5	5	6	5
Government insured	22	20	22	26	28
Other consumer	12	11	16	15	17
Total consumer	523	487	533	496	467
Total	$645	$636	$685	$607	$555
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.20%	0.20%	0.21%	0.19%	0.17%
Commercial	0.06%	0.07%	0.07%	0.05%	0.04%
Consumer	0.52%	0.48%	0.52%	0.49%	0.46%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Amounts as of June 30, 2023 continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a) (b)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2024	2024	2023	2023	2023
Commercial
Commercial and industrial	$53	$35	$45	$32	$47
Commercial real estate	2			2
Equipment lease financing	6	4	8	6	5
Total commercial	61	39	53	40	52
Consumer
Residential real estate
Non government insured	48	50	50	52	36
Government insured	43	42	51	51	50
Home equity	24	24	27	22	18
Automobile	22	19	20	19	20
Credit card	37	37	39	38	36
Education
Non government insured	2	4	3	3	2
Government insured	13	13	16	19	15
Other consumer	9	7	11	9	9
Total consumer	198	196	217	213	186
Total	$259	$235	$270	$253	$238
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.07%	0.08%	0.08%	0.07%
Commercial	0.03%	0.02%	0.02%	0.02%	0.02%
Consumer	0.20%	0.19%	0.21%	0.21%	0.18%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Amounts as of June 30, 2023 continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a) (b)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2024	2024	2023	2023	2023
Commercial
Commercial and industrial	$86	$90	$76	$102	$112
Commercial real estate	1		9
Total commercial	87	90	85	102	112
Consumer
Residential real estate
Non government insured	27	38	38	36	30
Government insured	128	137	154	146	144
Automobile	6	5	7	6	5
Credit card	76	82	86	80	71
Education
Non government insured	2	3	2	2	2
Government insured	34	40	47	46	46
Other consumer	8	9	10	9	9
Total consumer	281	314	344	325	307
Total	$368	$404	$429	$427	$419
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.11%	0.13%	0.13%	0.13%	0.13%
Commercial	0.04%	0.04%	0.04%	0.05%	0.05%
Consumer	0.28%	0.31%	0.34%	0.32%	0.30%
Total accruing loans past due	$1,272	$1,275	$1,384	$1,287	$1,212
Commercial	$270	$278	$290	$253	$252
Consumer	$1,002	$997	$1,094	$1,034	$960
Total accruing loans past due to total loans	0.40%	0.40%	0.43%	0.40%	0.38%
Commercial	0.12%	0.13%	0.13%	0.12%	0.11%
Consumer	1.00%	0.99%	1.07%	1.01%	0.94%
(a)Excludes loans held for sale.
(b)The CARES Act Credit reporting rules expired in the third quarter of 2023 and as such, delinquency status at June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 is being reported for all loans based on the contractual terms of the loan. Amounts as of June 30, 2023 continue to be presented in accordance with the credit reporting rules under the CARES Act, which required certain loans modified due to pandemic related hardships to not be reported as past due based on the contractual terms of the loan, even when borrowers may not have made payments on their loans during the modification period.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2024	2024	2023	2023	2023
Full-time employees
Retail Banking	27,935	28,580	28,761	29,692	30,446
Other full-time employees	25,997	25,861	26,052	27,725	27,785
Total full-time employees	53,932	54,441	54,813	57,417	58,231
Part-time employees
Retail Banking	1,558	1,554	1,540	1,480	1,567
Other part-time employees	422	56	58	70	503
Total part-time employees	1,980	1,610	1,598	1,550	2,070
Total	55,912	56,051	56,411	58,967	60,301

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2024	2024	2023	2023	2023	2024	2023
Net Income
Retail Banking	$1,715	$1,085	$1,073	$1,094	$954	$2,800	$1,601
Corporate & Institutional Banking	1,046	1,121	1,213	960	817	2,167	1,876
Asset Management Group	103	97	72	73	63	200	115
Other	(1,405)	(973)	(1,494)	(573)	(351)	(2,378)	(432)
Net income excluding noncontrolling interests	$1,459	$1,330	$864	$1,554	$1,483	$2,789	$3,160

Revenue
Retail Banking	$4,118	$3,381	$3,391	$3,360	$3,150	$7,499	$6,174
Corporate & Institutional Banking	2,502	2,437	2,637	2,254	2,202	4,939	4,502
Asset Management Group	398	387	380	362	353	785	710
Other	(1,607)	(1,060)	(1,047)	(743)	(412)	(2,667)	(490)
Total revenue	$5,411	$5,145	$5,361	$5,233	$5,293	$10,556	$10,896
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Six months ended
	June 30	March 31		December 31		September 30	June 30	June 30	June 30
Dollars in millions	2024	2024		2023		2023	2023	2024	2023
Income Statement
Net interest income	$2,709	$2,617		$2,669		$2,576	$2,448	$5,326	$4,729
Noninterest income	1,409	764		722		784	702	2,173	1,445
Total revenue	4,118	3,381		3,391		3,360	3,150	7,499	6,174
Provision for (recapture of) credit losses	27	118		130		42	(14)	145	224
Noninterest expense	1,841	1,837		1,848		1,876	1,904	3,678	3,831
Pretax earnings	2,250	1,426		1,413		1,442	1,260	3,676	2,119
Income taxes	524	333		329		337	295	857	497
Noncontrolling interests	11	8		11		11	11	19	21
Earnings	$1,715	$1,085	752	$1,073	322	$1,094	$954	$2,800	$1,601
Average Balance Sheet
Loans held for sale	$641	$478		$488		$633	$614	$560	$578
Loans
Consumer
Residential real estate	$34,144	$34,600		$34,951		$35,107	$35,150	$34,372	$35,285
Home equity	24,347	24,462		24,569		24,591	24,663	24,404	24,617
Automobile	14,785	14,839		14,875		14,976	15,005	14,812	14,962
Credit card	6,840	6,930		7,084		7,075	7,015	6,885	6,960
Education	1,822	1,933		2,001		2,057	2,115	1,877	2,151
Other consumer	1,745	1,771		1,840		1,882	1,929	1,759	1,959
Total consumer	83,683	84,535		85,320		85,688	85,877	84,109	85,934
Commercial	12,787	12,620		12,088		11,733	11,708	12,703	11,574
Total loans	$96,470	$97,155		$97,408		$97,421	$97,585	$96,812	$97,508
Total assets	$115,102	$114,199		$114,730		$114,724	$114,826	$114,651	$115,103
Deposits
Noninterest-bearing	$53,453	$53,395		$55,948		$58,110	$59,464	$53,424	$60,129
Interest-bearing	196,278	195,615		195,314		195,560	197,854	195,946	199,776
Total deposits	$249,731	$249,010		$251,262		$253,670	$257,318	$249,370	$259,905
Performance Ratios
Return on average assets	5.98%	3.85%		3.71%		3.78%	3.33%	4.92%	2.80%
Noninterest income to total revenue	34%	23%		21%		23%	22%	29%	23%
Efficiency	45%	54%		54%		56%	60%	49%	62%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2024	2024	2023	2023	2023	2024	2023
Supplemental Noninterest Income Information
Asset management and brokerage	$135	$137	$139	$130	$123	$272	$254
Card and cash management	$330	$306	$326	$329	$344	$636	$668
Lending and deposit services	$182	$178	$186	$193	$176	$360	$357
Residential and commercial mortgage	$70	$97	$117	$128	$75	$167	$179
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$204	$207	$209	$213	$191
MSR asset value (b)	$2.7	$2.7	$2.7	$2.8	$2.3
Servicing income: (in millions)
Servicing fees, net (c)	$67	$82	$89	$67	$67	$149	$145
Mortgage servicing rights valuation net of economic hedge	$(14)	$(6)	$11	$37	$(9)	$(20)	$5
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.7	$1.3	$1.5	$2.1	$2.4	$3.0	$3.8
Loan sale margin percentage	1.96%	2.53%	2.45%	2.43%	2.23%	2.21%	2.24%
Other Information
Credit-related statistics
Nonperforming assets (b)	$840	$841	$834	$856	$981
Net charge-offs - loans and leases	$138	$139	$128	$114	$109	$277	$221
Other statistics
Branches (b) (d)	2,247	2,271	2,299	2,303	2,361
Brokerage account client assets (in billions) (b) (e)	$81	$81	$78	$73	$75
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(e)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2024	2024	2023	2023	2023	2024	2023
Income Statement
Net interest income	$1,560	$1,549	$1,642	$1,419	$1,381	$3,109	$2,795
Noninterest income	942	888	995	835	821	1,830	1,707
Total revenue	2,502	2,437	2,637	2,254	2,202	4,939	4,502
Provision for credit losses	228	47	115	102	209	275	181
Noninterest expense	911	922	975	895	921	1,833	1,860
Pretax earnings	1,363	1,468	1,547	1,257	1,072	2,831	2,461
Income taxes	312	342	330	292	250	654	575
Noncontrolling interests	5	5	4	5	5	10	10
Earnings	$1,046	$1,121	$1,213	$960	$817	$2,167	$1,876
Average Balance Sheet
Loans held for sale	$212	$151	$450	$283	$440	$181	$448
Loans
Commercial
Commercial and industrial	$163,083	$163,326	$167,185	$161,810	$167,357	$163,205	$168,110
Commercial real estate	34,441	34,420	34,488	34,587	34,410	34,430	34,507
Equipment lease financing	6,490	6,467	6,430	6,441	6,364	6,479	6,408
Total commercial	204,014	204,213	208,103	202,838	208,131	204,114	209,025
Consumer	4	3	5	4	5	3	7
Total loans	$204,018	$204,216	$208,108	$202,842	$208,136	$204,117	$209,032
Total assets	$229,604	$228,698	$234,590	$230,082	$234,174	$229,151	$234,354
Deposits
Noninterest-bearing	$41,185	$43,854	$46,880	$48,123	$51,948	$42,520	$55,221
Interest-bearing	98,716	98,841	97,660	93,563	89,068	98,778	87,956
Total deposits	$139,901	$142,695	$144,540	$141,686	$141,016	$141,298	$143,177
Performance Ratios
Return on average assets	1.83%	1.99%	2.05%	1.66%	1.40%	1.91%	1.61%
Noninterest income to total revenue	38%	36%	38%	37%	37%	37%	38%
Efficiency	36%	38%	37%	40%	42%	37%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$954	$936	$1,044	$849	$778	$1,890	$1,563
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$17	$10	$17	$17	$13	$27	$40
Commercial mortgage loan servicing income (d)	84	67	59	43	44	151	83
Commercial mortgage servicing rights valuation, net of economic hedge	39	37	19	54	4	76	45
Total	$140	$114	$95	$114	$61	$254	$168
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e) (f)	$289	$287	$288	$282	$280
MSR asset value (f)	$1,082	$1,075	$1,032	$1,169	$1,106
Average loans by C&IB business
Corporate Banking	$116,439	$116,845	$119,916	$113,538	$117,259	$116,642	$118,424
Real Estate	45,987	46,608	47,028	47,234	47,692	46,297	47,495
Business Credit	29,653	28,929	29,252	29,900	30,613	29,291	30,398
Commercial Banking	7,527	7,546	7,591	7,861	8,225	7,536	8,327
Other	4,412	4,288	4,321	4,309	4,347	4,351	4,388
Total average loans	$204,018	$204,216	$208,108	$202,842	$208,136	$204,117	$209,032
Credit-related statistics
Nonperforming assets (f)	$1,528	$1,419	$1,217	$1,130	$738
Net charge-offs - loans and leases	$129	$108	$76	$12	$93	$237	$178
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Represents balances related to capitalized servicing.
(f)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2024	2024	2023	2023	2023	2024	2023
Income Statement
Net interest income	$163	$157	$156	$139	$125	$320	$252
Noninterest income	235	230	224	223	228	465	458
Total revenue	398	387	380	362	353	785	710
Provision for (recapture of) credit losses	2	(5)	2	(4)	(10)	(3)	(1)
Noninterest expense	261	265	284	271	280	526	560
Pretax earnings	135	127	94	95	83	262	151
Income taxes	32	30	22	22	20	62	36
Earnings	$103	$97	$72	$73	$63	$200	$115
Average Balance Sheet
Loans
Consumer
Residential real estate	$12,022	$11,688	$11,314	$10,750	$9,855	$11,855	$9,517
Other consumer	3,736	3,758	3,893	3,901	4,065	3,747	4,110
Total consumer	15,758	15,446	15,207	14,651	13,920	15,602	13,627
Commercial	814	849	867	1,090	1,229	832	1,237
Total loans	$16,572	$16,295	$16,074	$15,741	$15,149	$16,434	$14,864
Total assets	$17,018	$16,728	$16,505	$16,161	$15,562	$16,873	$15,282
Deposits
Noninterest-bearing	$1,648	$1,617	$1,742	$1,756	$1,787	$1,632	$1,817
Interest-bearing	26,245	27,064	26,479	25,417	25,482	26,655	25,907
Total deposits	$27,893	$28,681	$28,221	$27,173	$27,269	$28,287	$27,724
Performance Ratios
Return on average assets	2.43%	2.35%	1.73%	1.79%	1.62%	2.39%	1.52%
Noninterest income to total revenue	59%	59%	59%	62%	65%	59%	65%
Efficiency	66%	68%	75%	75%	79%	67%	79%
Other Information
Nonperforming assets (b)	$51	$28	$39	$39	$41
Net charge-offs (recoveries) - loans and leases			$(1)		$(2)		$(2)
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management
PNC Private Bank	$123	$124	$117	$109	$111
Institutional Asset Management	73	71	72	67	65
Total discretionary clients assets under management	196	195	189	176	176
Nondiscretionary client assets under administration	208	199	179	170	168
Total	$404	$394	$368	$346	$344
(a)See note (a) on page 13.
(b)Presented as of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.